EXHIBIT L
NUMBER OF SHARES OUTSTANDING
FOR EACH CLASS OF EACH FUND
AS OF THE RECORD DATE

NEUBERGER BERMAN EQUITY FUNDS

Fund	Class	Shares Outstanding
Neuberger Berman Century Fund	Investor	[ ____ ]
Neuberger Berman Climate Change Fund	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]
Neuberger Berman Equity Income Fund	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]
Neuberger Berman Focus Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Advisor	[ ____ ]
	Institutional	[ ____ ]
Neuberger Berman Genesis Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Institutional	[ ____ ]
	Advisor	[ ____ ]
Neuberger Berman Guardian Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Advisor	[ ____ ]
Neuberger Berman International Fund	Investor	[ ____ ]
	Trust	[ ____ ]
Neuberger Berman International Institutional Fund	Institutional	[ ____ ]
Neuberger Berman International Large Cap Fund	Trust	[ ____ ]
	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]

Neuberger Berman Large Cap Disciplined Growth Fund	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]
Neuberger Berman Mid Cap Growth Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Advisor	[ ____ ]
	Institutional	[ ____ ]
Neuberger Berman Partners Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Advisor	[ ____ ]
	Institutional	[ ____ ]
Neuberger Berman Real Estate Fund	Trust	[ ____ ]
	Institutional	[ ____ ]
Neuberger Berman Regency Fund	Investor	[ ____ ]
	Trust	[ ____ ]
Neuberger Berman Select Equities Fund	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]
Neuberger Berman Small Cap Growth Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Advisor	[ ____ ]
	Institutional	[ ____ ]
Neuberger Berman Small and Mid Cap Growth Fund	Trust	[ ____ ]
Neuberger Berman Socially Responsive Fund	Investor	[ ____ ]
	Trust	[ ____ ]
	Institutional	[ ____ ]

LEHMAN BROTHERS INCOME FUNDS

Fund	Class	Shares Outstanding
Neuberger Berman California Tax-Free Money Fund	Investor	[ ____ ]
	Reserve	[ ____ ]
Neuberger Berman Cash Reserves	Investor	[ ____ ]
Neuberger Berman Core Bond Fund	Investor	[ ____ ]
	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]
Neuberger Berman Government Money Fund	Investor	[ ____ ]
Neuberger Berman High Income Bond Fund	Investor	[ ____ ]
Neuberger Berman Municipal Money Fund	Investor	[ ____ ]
Neuberger Berman Municipal Securities Trust	Investor	[ ____ ]
Neuberger Berman New York Municipal Money Fund	Investor	[ ____ ]
Neuberger Berman Short Duration Bond Fund	Investor	[ ____ ]
	Trust	[ ____ ]
Neuberger Berman Strategic Income Fund	Trust	[ ____ ]
	Institutional	[ ____ ]
	A	[ ____ ]
	C	[ ____ ]
Neuberger Berman Tax-Free Money Fund	Reserve	[ ____ ]

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

Fund	Class	Shares Outstanding
Neuberger Berman Treasury Fund	Institutional	[ ___ ]

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Fund	Class	Shares Outstanding
Neuberger Berman Institutional Cash Fund	Trust	[ ___ ]
Neuberger Berman Prime Money Fund	Trust	[ ___ ]

[NEUBERGER BERMAN LOGO]

Neuberger Berman Management LLC
605 Third Avenue 2nd floor
New York, New York 10158-0180

www.nb.com
S60951
D0397 [__/__]

EZVOTE CONSOLIDATED PROXY CARD
NEUBERGER BERMAN EQUITY FUNDS LEHMAN BROTHERS INCOME FUNDS LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY FUNDS

THE TOP HALF OF THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

MASTER CONTROL NUMBER:	TO VOTE BY TELEPHONE OR INTERNET,
XXX XXX XXX XXX XX	SEE INSTRUCTIONS BELOW.

     PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS [__________, 2009]
     The undersigned appoints as proxies Robert Conti and Claudia A. Brandon and [_____], and each of them (with power of substitution), to vote all the undersigned’s shares in Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series at the Special Meeting of Shareholders to be held on [_________ ___, 2009], at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournment thereof (“Meeting”), with all the power the undersigned would have if personally present. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS, LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES.

     The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Date _________________________, 2009
Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

NB-EZ ________
DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW. ________

	FAST, CONVENIENT VOTING OPTIONS!	TO VOTE EACH OF YOUR ACCOUNTS SEPARATELY
o

VOTE BY TELEPHONE. Call our toll-free dedicated voting number 1-888-221-0697. The voting site is open 24 hours a day, 7 days a week. Enter your MASTER CONTROL NUMBER shown above and follow the recorded instructions. You may vote all accounts at once or each account separately. Your vote will be confirmed at the end of the call.

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

o

VOTE ON THE INTERNET. Log on our Internet voting web site - www.proxyweb.com and enter your MASTER CONTROL NUMBER. Follow the on-screen instructions. You may vote all accounts at once or each account separately. You may request an e-mail confirmation of your vote.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE.

NOTE: IF YOU VOTE BY PHONE OR ON THE INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.		SIGN AND DATE BELOW IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.

Date _______________, 2009

Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

NB-IND

EZVOTE CONSOLIDATED PROXY CARD

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

	FOR	AGAINST	ABSTAIN
1.

To approve a new Management Agreement between each Trust, on behalf of each Fund, and a newly-formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”) to become effective upon completion of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement. (ALL FUNDS)

	[ ]	[ ]	[ ]

2.

To approve a new Sub-Advisory Agreement with respect to the Neuberger Berman Equity Funds and its Funds between New NB Management and Neuberger Berman, LLC to become effective upon completion of the Proposed Acquisition. (FUNDS OF NEUBERGER BERMAN EQUITY FUNDS ONLY)

	[ ]	[ ]	[ ]

3.

To approve a new Sub-Advisory Agreement with respect to each Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds, between New NB Management and Lehman Brothers Asset Management LLC to become effective upon completion of the Proposed Acquisition. (FUNDS OF LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES ONLY)

	[ ]	[ ]	[ ]

4.	To approve the election of Trustees to the Board of Trustees of each Trust. (ALL FUNDS)	FOR ALL	WITHHOLD
		NOMINEES	AUTHORITY TO
		LISTED	VOTE FOR ALL
		(EXCEPT AS NOTED	NOMINEES LISTED
AT BELOW)

	Nominees:	[ ]	[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction:	To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.	NB-EZ

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE
THE INDIVIDUAL BALLOTS BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Neuberger Berman, LLC to become effective upon completion of the Proposed Acquisition.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of each Trust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Neuberger Berman, LLC to become effective upon completion of the Proposed Acquisition.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of each Trust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Neuberger Berman, LLC to become effective upon completion of the Proposed Acquisition.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of each Trust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Neuberger Berman, LLC to become effective upon completion of the Proposed Acquisition.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of each Trust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

NB-IND

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE
THE INDIVIDUAL BALLOTS BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.

To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Lehman Brother Asset Management LLC to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of the Trust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.

To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Lehman Brother Asset Management LLC to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of theTrust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.

To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Lehman Brother Asset Management LLC to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of theTrust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.

To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire Neuberger Berman Management, LLC (“New NB Management”) to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.

To approve a new Sub-Advisory Agreement with respect to the Trust and each Fund between New NB Management and Lehman Brother Asset Management LLC to become effective upon completion of the Proposed Acquisition.

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve the election of Trustees to the Board of Trustees of the Trust.	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED BELOW)		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

	Nominees:	[ ]		[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

NB-IND

FAST, CONVENIENT VOTING OPTIONS

NEUBERGER BERMAN EQUITY FUNDS LEHMAN BROTHERS INCOME FUNDS	o

VOTE BY TELEPHONE. Call our toll-free dedicated voting number 1-888-221-0697. The voting site is open 24 hours a day, 7 days a week. Enter your CONTROL NUMBER shown at left and follow the recorded instructions. You may vote all accounts at once or each account separately. Your vote will be confirmed at the end of the call.

o

VOTE ON THE INTERNET. Log on to our Internet voting web site - www.proxyweb.com and enter your CONTROL NUMBER. Follow the on-screen instructions. You may vote all accounts at once or each account separately. You may request an e-mail confirmation of your vote.

*** CONTROL NUMBER: 999 999 999 999 99 ***

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON [_______ __, 2009] FUND NAME PRINTS HERE

The undersigned appoints as proxies Robert Conti and Claudia A. Brandon and [_____], and each of them (with power of substitution), to vote all the undersigned’s shares in the Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series at the Special Meeting of Shareholders to be held on [_______], 2009, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournment thereof (“Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS, LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Date ______________________, 2009
Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

NB

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE
OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE
FINE POINT PENS. [X]

	FOR	AGAINST	ABSTAIN
1.

(All Funds) To approve a new Management Agreement between each Trust, on behalf of each Fund, and a newly-formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”) to become effective upon completion of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

	[ ]	[ ]	[ ]

2.

For the Funds that are series of Neuberger Berman Equity Funds: To approve a new Sub-Advisory Agreement with respect to the Neuberger Berman Equity Funds and its Funds between New NB Management and Neuberger Berman, LLC, to become effective upon completion of the Proposed Acquisition.

	[ ]	[ ]	[ ]

3.

For the Funds that are series of Lehman Brothers Income Funds: To approve a new Sub-Advisory Agreement with respect to each Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds, between New NB Management and Lehman Brothers Asset Management LLC to become effective upon completion of the Proposed Acquisition.

	[ ]	[ ]	[ ]

4.	(All Funds) To approve the election of Trustees to the Board of Trustees of each Trust.	FOR ALL	WITHHOLD
		NOMINEES	AUTHORITY TO
		LISTED	VOTE FOR ALL
		(EXCEPT AS NOTED	NOMINEES LISTED
AT BELOW)

	Nominees:	[ ]	[ ]

(01)	John Cannon	(09)	Edward I. O’Brien
(02)	Faith Colish	(10)	Cornelius T. Ryan
(03)	Martha C. Gross	(11)	Tom D. Seip
(04)	C. Anne Harvey	(12)	Candace L. Straight
(05)	Robert A. Kavesh	(13)	Peter P. Trapp
(06)	Michael M. Knetter	(14)	Jack L. Rivkin
(07)	Howard A. Mileaf	(15)	Robert Conti
(08)	George W. Morriss	(16)	Joseph Amato

Instruction:	To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.